UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  APRIL 10, 2007
                                                      --------------------------

                           POMEROY IT SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             000-20022                            31-1227808
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     (Commission File Number)          (IRS Employer Identification No.)

     1020 PETERSBURG ROAD
     HEBRON, KENTUCKY                                     41048
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     (Address of Principal Executive Offices)           (Zip Code)

                                 (606) 586-0600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS.
               -------------

      On  April  10,  2007,  the  Company  issued  the press release included as
Exhibit 99.1 to this Current Report. Such press release is incorporated by reference in its entirety into this Item 8.01.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

(c)   Exhibits.
      --------

Exhibit No.     Description
-----------     -----------

99.1            Press Release of Pomeroy IT Solutions, Inc., dated April 10,
                2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POMEROY IT SOLUTIONS, INC.


Date:  April 13, 2007                       By:  /s/   Kevin Gregory
                                                 -------------------
                                               Senior Vice President &
                                               Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.     Description
-----------     -----------

99.1            Press Release of Pomeroy IT Solutions, Inc., dated April 10,
                2007.